THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS NOTE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS NOTE HAS BECOME EFFECTIVE UNDER SAID ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PAYMENTS OF PRINCIPAL AND INTEREST IN RESPECT OF THIS NOTE ARE SUBORDINATED, TO THE EXTENT SPECIFIED IN THE INTERCREDITOR/SUBORDINATION AGREEMENT, DATED AS OF JUNE 2, 2008, BY AND AMONG SHOW ME ETHANOL, LLC, THE MAKER, FCS FINANCIAL, PCA, AND EACH OF THE OTHER PERSONS SUBJECT TO SUCH AGREEMENT, TO PAYMENTS OF CERTAIN SENIOR INDEBTEDNESS OF MAKER.

9% SUBORDINATED SECURED PROMISSORY NOTE DUE JUNE 4 2010

$______________	June 5 2008

FOR VALUE RECEIVED, the undersigned, Show Me Ethanol, LLC, a Missouri limited liability company (“Maker”), promises to pay to the order of ______________, (“Payee,” Payee and any subsequent holder(s) hereof are hereinafter referred to collectively as “Holder”), the principal sum of _________ ($______), together with interest on the outstanding Principal balance hereof from the date hereof at the rate of nine percent (9%) per annum (computed on the basis of a 360-day year for the actual number of days elapsed), on June 4 2010 (the “Maturity Date”). Capitalized terms used herein without definition shall have the meanings set forth in that certain Loan and Security Agreement dated as of the date hereof which is being entered into in connection with this Note (the “Loan Agreement”).

Interest on the outstanding Principal balance hereof shall be due and payable annually, in arrears, with the first installment being payable on the first anniversary of the Closing Date, as defined in the Purchase Agreement and thereafter on the Maturity Date, at which time the entire outstanding Principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full. The Maker shall make its interest payments under this Note on each payment date referenced above by making a cash payment through the Agent (as defined in the Loan Agreement) to the Holder in an amount equal to nine percent (9%) per annum of the Principal balance outstanding under this Note. Payments of Principal and/or interest shall be made in lawful money of the United States of America to the registered Holder of this Note at the address shown in the register maintained by the Agent for such purpose, all in the manner provided in the Loan Agreement.

This Note and the Loan Agreement are issued pursuant to the Purchase Agreement, effective as of June 5 2008 (the “Purchase Agreement”), by and among Maker, the Payee and the other lenders from time to time party thereto, the terms and provisions of which are incorporated herein by reference. The registered Holder is entitled to the benefits of this Note, the Purchase Agreement and the Loan Documents (as defined in the Loan Agreement), as they relate to the Note, and may enforce the agreements of Maker contained herein and therein and exercise the remedies provided hereby and thereby or otherwise available in respect hereto and thereto only through the Agent and not individually as a Holder of the Note.

The Maker may prepay outstanding Principal on the Note at any time and from time to time. All payments shall be made on a pro rata basis according to the outstanding Principal amount of the Notes held by the Lenders.

Upon the occurrence of any Event of Default as set forth in the Loan Agreement or herein, except for an Event of Default resulting from an Act of Bankruptcy or Act of Dissolution, the Agent at its option, may, without notice to Maker, accelerate the maturity of the indebtedness evidenced hereby and declare this Note to be immediately due and payable, as well as any and all other indebtedness of Maker to the Lenders. Upon the occurrence of any such Event of Default and the acceleration of the maturity of the indebtedness evidenced by the Notes: (a) Agent, on behalf of Holder, shall be immediately entitled to exercise any and all rights and remedies possessed by Holder pursuant to the terms of this Note and all of the other Loan Documents; and (b) Holder shall have any and all other rights and remedies that Lenders may now or hereafter possess at law, in equity or by statute.

Following an Event of Default, all of Maker’s obligations under this Note shall, for such time as Maker fails to cure the Event of Default, bear interest until paid at an annual rate (the “Default Rate”) equal to the lesser of (i) the rate that is five percentage points (5%) in excess of the above-specified interest rate, or (ii) the maximum rate of interest allowed to be charged under applicable law (the “Maximum Rate”), regardless of whether or not there has been an acceleration of the payment of Principal. All such interest shall be paid at the time of and as a condition precedent to the curing of any such Event of Default.

In the event this Note is placed in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, Maker and any endorsers hereof agree to pay to Holder an amount equal to all such costs, including without limitation all reasonable attorneys’ fees and all court costs.

Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of an Event of Default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

The indebtedness and other obligations evidenced by this Note are further evidenced by (i) the Purchase Agreement, (ii) the Loan Documents and (iii) certain other instruments and documents, as may be required to protect and preserve the rights of Maker and Payee, as more specifically described in the Purchase Agreement.

All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the Maximum Rate. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the Principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

THIS NOTE SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF MISSOURI, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

EACH PARTY TO THIS NOTE HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF MISSOURI AND OF ALL MISSOURI STATE COURTS SITTING IN CARROLL COUNTY, MISSOURI, AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. IT IS FURTHER AGREED THAT VENUE FOR ANY SUCH ACTION SHALL LIE EXCLUSIVELY WITH COURTS SITTING IN CARROLL COUNTY, MISSOURI, UNLESS HOLDER AGREES TO THE CONTRARY IN WRITING. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN THE LOAN AND SECURITY AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

EACH PARTY TO THIS NOTE HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. THE MAKER (I) CERTIFIES THAT NEITHER HOLDER NOR ANY REPRESENTATIVE OR ATTORNEY OF HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT HOLDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (II) ACKNOWLEDGES THAT HOLDER HAS BEEN INDUCED TO PURCHASE THIS NOTE BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

As used herein, the terms “Maker” and “Holder” shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

IN WITNESS WHEREOF, this Note is executed on the date first above written.

MAKER:
SHOW ME ETHANOL, LLC

By:
Name:
Title: